UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 26, 2015

Joe’s Jeans Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2340 South Eastern Avenue, Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  323-837-3700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2015, Joe’s Jeans Inc., a Delaware corporation (the “Company”), and Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, both wholly-owned subsidiaries of the Company, as “Borrowers” (the “Borrowers”), and certain of their subsidiaries party thereto (together with the Company, the “Guarantors”), entered into the Forbearance and Amendment No. 3 to Revolving Credit Agreement (the “CIT Forbearance Agreement”) with The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent (“CIT”) and the lenders party thereto.  The CIT Forbearance Agreement requires CIT and the lenders to forbear from exercising certain of their respective rights and remedies with respect to each “Existing Default” (as defined in the CIT Forbearance Agreement) under the Revolving Credit Agreement (as defined below) during the forbearance period and further amends the Revolving Credit Agreement, dated as of September 30, 2013, by and among the Borrowers, the Company, the other Guarantors, CIT, CIT Finance LLC, as sole lead arranger and sole bookrunner, and the lenders party thereto (as amended by (i) Omnibus Amendment No. 1 to Revolving Credit Agreement and Guarantee and Collateral Agreement, dated as of December 20, 2013, by and among the Borrowers, the Company, the other Guarantors and CIT and the lenders party thereto (such amendments relating to certain definitions) (“Amendment No. 1”), (ii) Amendment No. 2 to Revolving Credit Agreement, dated as of April 23, 2015, by and among the Borrowers, the Company, the other Guarantors and CIT and the lenders party thereto (such amendment relating to Eligible Accounts) (“Amendment No. 2”), and (iii) the CIT Forbearance Agreement (such amendments relating to Eligible Accounts and Availability), the “Revolving Credit Agreement”)

Concurrent with the CIT Forbearance Agreement, the Company, Borrowers, the other Guarantors, Garrison Loan Agency Service LLC, as term loan agent (the “Agent”) and the lenders party thereto, entered into a substantially similar forbearance agreement (the “Garrison Forbearance Agreement”), that also amended the term loan credit agreement entered into on September 30, 2013 (as amended by the Garrison Forbearance Agreement (such amendment relating to Availability), the “Term Loan Credit Agreement”). The CIT Forbearance Agreement and Garrison Forbearance Agreement are collectively referred to as the “Forbearance Agreements.”

Both of the Forbearance Agreements provide that each of the lenders will forbear from exercising certain of their respective rights and remedies during the Forbearance Period (as defined in the Forbearance Agreements) with respect to Existing Defaults (generally defined as existing and certain future anticipated or possible events of default).  The Forbearance Period ends upon the earliest to occur of a Forbearance Default (as defined therein) or October 15, 2015 (the “Forbearance Termination Date”).  The Forbearance Period is automatically extended until November 15, 2015 if at the Forbearance Termination Date no Forbearance Default has occurred and all of the Milestones with respect to a Sale/Recapitalization Process have been met, except for shareholder approval (the “Extended Forbearance Termination Date”).  To induce the Agent and lenders to enter into the Garrison Forbearance Agreement, the Company has agreed to pay a forbearance fee of 1.35% of the greater of the outstanding balance of the obligations under the Term Loan Credit Agreement on (i) June 26, 2015 or (ii) the Forbearance Fee Payment Date (i.e., earliest of consummation of a sale/recapitalization transaction, acceleration of Obligations, and payment in full of Obligations).  CIT is entitled to a forbearance fee of $450,000 on the Forbearance Fee Payment Date.  If the Forbearance Period is automatically extended, the Company has agreed to pay Garrison an additional 0.25% fee and CIT an additional $125,000 fee (which, in each case, may be pro-rated for the period from October 15, 2015 until November 15, 2015, if the entire period is not needed).

As noted above, the Forbearance Agreements also provide for amendments to the Revolving Credit Agreement and Term Loan Credit Agreement. Each Forbearance Agreement amended the definition of “Availability” under the respective Term Loan Credit Agreement and Revolving Credit Agreement to reduce Minimum Availability requirement to $4,500,000 from $7,500,000.  In addition, the CIT Forbearance Agreement modified the definition of “Eligible Accounts” to permit as Eligible Accounts, until the Forbearance Termination Date (as it may be extended), Trade Accounts owing from Nordstrom’s and its Affiliates not exceeding 55% of aggregate Eligible Accounts. After the Forbearance Termination Date (as it may be extended), the 55% applicable to Nordstrom and its Affiliates will revert to 45%.

As a result of the Forbearance Agreements, while Existing Defaults remain under the Revolving Credit Agreement and Term Loan Credit Agreement, Garrison and CIT and the respective lenders must forbear from the exercise of certain rights and remedies, such as the acceleration of the obligations during the Forbearance Period. The respective Forbearance Agreements contain covenants applicable during the Forbearance Period including, among others, covenants requiring compliance with a Budget and provision, on a weekly basis, of reports of actual results as compared to the Budget; and continuation of the engagement of Carl Marks to provide investment banking services, including execution of the Sales/Recapitalization Process in accordance with specified Milestones and restructuring advice. The Sales/Recapitalization Process refers to the sale of substantially all of the assets or the obtaining of financing sufficient to satisfy all Obligations under the respective Credit Agreements. The Milestones relate to certain deadlines to achieve various steps in connection with a proposed merger/acquisition transaction.

The foregoing descriptions of the CIT Forbearance Agreement (and Amendment No. 3 therein) and the Garrison Forbearance Agreements (and Amendment therein) do not purport to be complete and are subject to, and qualified, in their entirety by, the full text of the CIT Forbearance Agreement, which is attached hereto as Exhibit 10.5, and Garrison Forbearance Agreement, which is attached hereto as Exhibit 10.6, each of which is incorporated herein by reference. Also incorporated by reference are the Revolving Credit Agreement, Amendment No. 1 thereto, Amendment No. 2 thereto and the Term Loan Credit Agreement, which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the CIT Forbearance Agreement and Garrison Forbearance Agreement set forth above in Item 1.01 of this Current Report on Form 8-K and the descriptions of the Revolving Credit Agreement, Amendment No. 1 thereto, Amendment No. 2 thereto, and the Term Loan Credit Agreement in the Company’s Current Reports on Form 8-K filed on October 4, 2013, December 23, 2013 and April 29, 2015 are also incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Revolving Credit Agreement, dated as of September 30, 2013, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, The CIT Group/Commercial Services, Inc., as administrative agent, collateral agent, documentation agent and syndication agent, CIT Finance LLC, as sole lead arranger and sole bookrunner, and the lenders party thereto (incorporated by reference to Exhibit 10.3 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on October 4, 2013, File No. 000-18926).

10.2

Omnibus Amendment No. 1 to Revolving Credit Agreement and Guarantee and Collateral Agreement, dated as of December 20, 2013, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, and The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.3 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on December 23, 2013, File No. 000-18926).

10.3

Amendment No. 2 to Revolving Credit Agreement, dated as of April 23, 2015, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, and The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on April 29, 2015, File No. 000-18926).

10.4

Term Loan Credit Agreement, dated as of September 30, 2013, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, Garrison Loan Agency Services LLC, as administrative agent, collateral agent, lead arranger, documentation agent and syndication agent, and the lenders party thereto (incorporated by reference to Exhibit 10.4 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on October 4, 2013, File No. 000-18926).

10.5

Forbearance and Amendment No. 3 to Revolving Credit Agreement, dated as of June 26, 2015, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent, and the lenders party thereto.

10.6

Forbearance Agreement, dated as of June 26, 2015, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, Garrison Loan Agency Services LLC, as administrative agent, and collateral agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joe’s Jeans Inc.

July 1, 2015	By:	/s/ Samuel J. Furrow
Name: Samuel J. Furrow
Title: Interim Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

10.1

Revolving Credit Agreement, dated as of September 30, 2013, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, The CIT Group/Commercial Services, Inc., as administrative agent, collateral agent, documentation agent and syndication agent, CIT Finance LLC, as sole lead arranger and sole bookrunner, and the lenders party thereto (incorporated by reference to Exhibit 10.3 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on October 4, 2013, File No. 000-18926).

10.2

Omnibus Amendment No. 1 to Revolving Credit Agreement and Guarantee and Collateral Agreement, dated as of December 20, 2013, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, and The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.3 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on December 23, 2013, File No. 000-18926).

10.3

Amendment No. 2 to Revolving Credit Agreement, dated as of April 23, 2015, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, and The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on April 29, 2015, File No. 000-18926).

10.4

Term Loan Credit Agreement, dated as of September 30, 2013, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, Garrison Loan Agency Services LLC, as administrative agent, collateral agent, lead arranger, documentation agent and syndication agent, and the lenders party thereto (incorporated by reference to Exhibit 10.4 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on October 4, 2013, File No. 000-18926).

10.5

Forbearance and Amendment No. 3 to Revolving Credit Agreement, dated as of June 26, 2015, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent, and the lenders party thereto.

10.6

Forbearance Agreement, dated as of June 26, 2015, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, Garrison Loan Agency Services LLC, as administrative agent, and collateral agent, and the lenders party thereto.